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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K




        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                       DATE OF REPORT -- OCTOBER 21, 1996




                          COMMISSION FILE NUMBER 1-6780


                                  RAYONIER INC.



                   Incorporated in the State of North Carolina
                I.R.S. Employer Identification Number l3-2607329


              l177 Summer Street, Stamford, Connecticut 06905-5529
                          (Principal Executive Office)

                        Telephone Number: (203) 348-7000
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                                  RAYONIER INC.

                                TABLE OF CONTENTS






                                                                          PAGE
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              Item 5.      Other Events                                      1

              Item 7.      Financial Statements and Exhibits                 1

                           Signature                                         1

                           Exhibit Index                                     2

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ITEM 5.  OTHER EVENTS

Incorporated by reference is a news release issued by the Registrant on October 21, 1996, attached as Exhibit 99, providing information concerning the Registrant's announcement of its intention to close its Port Angeles, WA pulp mill by mid-1997 and to take a fourth quarter charge of $79 million after-tax, or $2.63 per share.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  See Exhibit Index











                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  RAYONIER INC.  (Registrant)


                                                  BY   /s/ KENNETH P. JANETTE
                                                       -------------------------
                                                       Kenneth P. Janette
                                                       Vice President and
                                                       Corporate Controller
October 22, 1996


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                                  EXHIBIT INDEX
                                  -------------



     EXHIBIT NO.                 DESCRIPTION                      LOCATION
     ----------                  -----------                      ---------


         99                     News Release issued              Filed herewith
                                October 21, 1996


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